                                                                   EXHIBIT 10.7


                                SECOND AMENDMENT
                                       TO
                           LOAN AND PLEDGE AGREEMENT


                  THIS SECOND AMENDMENT TO THE LOAN AND PLEDGE AGREEMENT (this "AMENDMENT") is made as of February 12, 2001 by and between World Commerce Online, Inc., a Delaware corporation (the "COMPANY"), and Anthony Laver, an individual (the "LENDER").


                                   RECITALS:


                  WHEREAS, for value received, the Company and the Lender executed a Loan and Pledge Agreement dated as of January 4, 2001 in the amount of Five Hundred Thousand Dollars ($500,000) (the "LOAN AGREEMENT");


                  WHEREAS, on February 1, 2001, the Company and the Lender executed that certain First Amendment to Loan and Pledge Agreement to clarify certain provisions; and


                  WHEREAS, the Company and the Lender agree to further amend and modify the Loan Agreement to extend the maturity date of the Senior Secured Promissory Note (the "NOTE") and, to reflect the new maturity date of the Note, the Company and the Lender agree to cross out the old maturity date, February 14, 2001, from the fifth paragraph on the first page of the Note, to write in the new maturity date of April 12, 2001 beside the crossed-out old maturity date, and to sign the Note by the new maturity date to evidence the agreement of the parties in amending the maturity date of the Note;


                  NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                  1. Amendment to the Loan Agreement. Section 1.3 of the Loan Agreement shall be amended and restated as follows:


                           "1.3     Repayment. The outstanding principal and
         interest is payable no later than April 12, 2001 at which time all of the outstanding and unpaid principal and interest shall be due and payable (the "MATURITY DATE"). All payments of principal and interest shall be made in U.S. Dollars."


                  2. Non-Modification. Except to the extent amended and modified hereby, all terms, provisions and conditions of the Loan Agreement shall continue in full force and effect and shall remain unmodified and enforceable.


                  IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.


                                        WORLD COMMERCE ONLINE, INC.,
                                           as Borrower

                                        By:     /s/ Mark E. Patten
                                           ------------------------------------
                                        Mark E. Patten, Chief Financial Officer


                                        /s/ Anthony Laver
                                        ---------------------------------------
                                        Anthony Laver, as Lender